Corporate presentation June 2018 Exhibit 99.1

Disclaimer

Business model Driftwood assets Market fundamentals Additional detail Contents

Global call on U.S. natural gas Business model U.S. supply push… …and global demand pull Source: Wood Mackenzie, Tellurian Research. Notes:(1) Includes the Permian, Haynesville, Utica, Marcellus, Anadarko, Eagle Ford. (2) Based on a demand growth estimate of 4.5% post-2020. (3) Capacity required to meet demand growth post-2020. 51 71 20 46 75 Bcf/d Output from selected shale basins(1) mtpa Global LNG production capacity mtpa Takeaway infrastructure Required Under construction Other U.S. Supply infrastructure Required(3) 29 (2) 150 Under construction 221

Building a low-cost global gas business Business model Pipeline Liquefaction Marketing Upstream 11,620 acres in the Haynesville with 1.4 Tcf resource ~$7 billion(1) of pipeline infrastructure projects in development ~$15 billion of liquefaction infrastructure in development International delivery of LNG cargoes started in 2017 Driftwood Holdings partnership – integrated, low-cost Note: (1) HGAP and PGAP projects are in early stages and remain under review.

Tellurian’s differentiating factors Business model Management track record at Cheniere and BG Group 45% of Tellurian owned by founders and management Guaranteed lump sum turnkey contract with Bechtel $15.2 billion for 27.6 mtpa capacity FERC scheduling notice indicates permits will be received by January 2019 Integrated: Upstream reserves Pipeline network LNG terminal LNG delivered FOB U.S. Gulf Coast at $3.00/mmBtu World class partners Fixed cost EPC contract Regulatory certainty Experienced management Unique business model

Business model

- Tellurian will offer equity interest in Driftwood Holdings
- Driftwood Holdings will consist of a Production Company, a Pipeline Network and an LNG Terminal (~27.6 mtpa)
- **Equity will cost ~$1,500 per tonne**
- Customer/Partner will receive equity LNG at tailgate of Driftwood LNG terminal at cost
- **Variable and operating costs** expected to be **~$3.00/mmBtu FOB** (including maintenance)



Nasdaq: TELL
Customer/Partner
TELLURIAN
~60%
Equity ownership
~40%
100%
Driftwood Holdings
Production Company
Pipeline Network
LNG Terminal
~12 mtpa
Tellurian Marketing
~16 mtpa
Customers

- **Tellurian will retain ~12 mtpa and ~40% of the assets**
- **Estimated ~$2 billion annual cash flow to Tellurian**

7 Business model

Notes: (1) Phase 1 of the EPC agreement reflects 2 plants, 1 berth, and 2 tanks; full development reflects 5 plants, 3 berths, and 3 tanks. (2) Resource need for 30-year period. (3) Pipeline asset funding to be reviewed following results of open season; illustrative financials include Driftwood pipeline only. (4) For Phase 1, drilling capital expenditures of $3.4 billion, net of $2.2 billion of gas sales. Scenario Phase 1(1) Full development(1) Capacity (mtpa) 11.0 27.6 Upstream resource need(2), Tcf ~15 ~40 Investment ($ billions) Terminal $ 7.6 $ 15.2 Pipeline(3) $ 1.1 $ 2.2 Owner's costs and other $ 1.1 $ 2.1 Upstream – acquisition $ 1.0 $ 2.0 Upstream – drilling capex (net of sales)(4) $ 1.2 $ 2.5 Total $ 12.0 $ 24.0 Transaction price ($ per tonne) $1,500 $1,500 Capacity split mtpa % mtpa % Partner 8.0 72% 16.0 58% Tellurian 3.0 28% 11.6 42% Business model Driftwood Holdings’ construction budget

Driftwood Holdings' operating costs

Total cost of ~$3/mmBtu locks in low cost of supply



$/mmBtu
$0.88
$0.36
$0.79
$0.22
$2.25
$0.75
$3.00
Drilling and completion (1)
Operating
Gathering, processing and transportation (2)
Contingency
Delivered cost
Liquefaction cost
Total
Upstream cost
Liquefaction cost

Sources: Wood Mackenzie, Tellurian Research.
Notes: (1) Drilling and completion based on well cost of $10.2 million, 15.5 Bcf EUR, and 75.00% net revenue interest ("NRI") (8/8ths).
(2) Gathering, processing and transportation includes transportation cost to Driftwood pipeline to market.

9 Business model

TELLURIAN

Margins and price signals Business model Netback prices to the Gulf Coast(1) Sources: Platts, CME, Tellurian Research. Notes: (1) Forward prices for 2018 assuming $1.79/mmBtu shipping cost from USGC to East Asia using Platts JKM. (2) Platts Gulf Coast Marker. 2018 JKM forward prices up $3.40 since September 2017 Avg. 2018 JKM price up 54% since Sept-17 July 2018 GCM(2) 5 June 2018: $8.41/mmBtu 2013 2014 2015 2016 2017 2018 Q1 Q2 Q3 Q4 2018 $/mmBtu $/mmBtu

Returns to Driftwood Holdings’ partners(1) Business model U.S. Gulf Coast netback price ($/mmBtu) $6.00 $10.00 $15.00 Driftwood LNG, FOB U.S. Gulf Coast $(3.00) $(3.00) $(3.00) Margin ($/mmBtu) 3.00 7.00 12.00 Annual partner cash flow ($ millions)(2) 156 364 624 Cash on cash return 10% 24% 42% Payback (years)(3) 10 4 2 Unlevered IRR(4) 9% 18% 26% Notes:(1) Based on 1 mtpa of capacity in Driftwood Holdings; all estimates before federal income tax; does not reflect potential impact of management fees paid to Tellurian. (2) Annual partner cash flow equals the margin multiplied by 52 mmBtu per tonne. (3) Payback period begins at substantial completion of Driftwood LNG terminal. (4) IRR calculated over 20 years after investment period before federal income tax, and including a terminal value based on a cap rate of 8.0% based on a $1.5 billion investment in exchange for 1 mtpa of capacity.

Value to Tellurian Inc. Business model Notes: (1) $3.00/mmBtu cost of LNG FOB Gulf Coast. (2) Annual cash flow equals the margin multiplied by 52 mmBtu per tonne; does not reflect potential impact of management fees paid to Tellurian nor G&A. (3) Includes Seaport Global, Stifel, Cowen and Tuohy Brothers estimates. (4) Calculated by multiplying total capacity retained by Tellurian in each phase by $1,500 per tonne, discounting at a rate of 10% for one year and dividing by total number of shares outstanding (228 million as of May 4, 2018 plus 6 million preferred shares). (5) As of June 5, 2018. USGC netback ($/mmBtu) Margin(1) ($/mmBtu) Phase 1(2) Full development(2) Annual cash flows ($ millions) $ 6.00 $10.00 $15.00 $ 3.00 $ 7.00 $12.00 $ 470 $1,090 $1,870 $1,810 $4,220 $7,240 Analyst estimates, NAV and trading range Cash flow analysis (5) (4) (3) Phase 1 Full development $ per share

Marketing process – Driftwood Holdings Business model Activity 2018 Q1 Q2 Q3 Q4 Launch marketing Narrow candidates Negotiate agreements ~25 customer/partners in data room Feb 15 Commercialize Phase 1 by Q3 or Q4 2018

A global LNG demand pull has coincided with a supply push from the U.S., signaling the need for additional liquefaction capacity Tellurian’s business model provides investors with access to the U.S. integrated gas value chain, delivering low-cost, flexible LNG globally Experienced management and strategic partners Consistently executing on timeline of development Significant near-term equity upside Conclusions Business model

Business model Driftwood assets Market fundamentals Additional detail Contents

Driftwood LNG terminal

Driftwood LNG terminal	
Land	▪ ~1,000 acres near Lake Charles, LA
Capacity	▪ ~27.6 mtpa
Trains	▪ Up to 20 trains of ~1.38 mtpa each ▪ Chart heat exchangers ▪ GE LM6000 PF+ compressors
Storage	▪ 3 storage tanks ▪ 235,000 m^3 each
Marine	▪ 3 marine berths
EPC Cost	▪ ~$550 per tonne ▪ ~$15.2 billion[(1)]



Texas
Louisiana
Driftwood LNG
Lake Charles, Louisiana
New Orleans, Louisiana
Houston, Texas
Driftwood LNG
Henry Hub
Gulf of Mexico



Artist rendition

Note: (1) Engineering, procurement and construction costs before owners' costs, financing costs and contingencies.

16 Driftwood LNG

TELLURIAN

Regulatory and cost certainty Driftwood LNG Regulatory schedule clarity Guaranteed lump sum turnkey contract with Bechtel Catalyst Estimated timeline Draft Environmental Impact Statement 1H 2018 Final Environmental Impact Statement 12 October 2018 FERC order and Federal Authorization Deadline 10 January 2019 Driftwood final investment decision 1H 2019 Begin construction 1H 2019 Begin operations 2023 11.0 27.6 $ per tonne mtpa

Production Company strategy

Objectives

- Acquire and develop **long-life, low-cost natural gas resources**
  - Low geological risk
  - Scalable position
  - Production of ~**1.5 Bcf/d** starting in 2022
  - Total resources of ~15 Tcf for Phase 1
  - Operatorship
  - Low operating costs
  - Flexible development
- Initially focused on **Haynesville** basin; in close proximity to significant demand growth, low development risk, and favorable economics
- Target is to deliver gas for **$2.25/mmBtu**

Current assets

- Tellurian acquired **11,620 net acres** in the Haynesville shale for **$87.8 million** in Q4 2017
- Primarily located in De Soto and Red River parishes
- 80% HBP
- 94% operated
- 100% gas
- Current net production – 4 mmcf/d
- Operated producing wells – 19
- Identified development locations – ~178
- Total net resource – **~1.4 Tcf** or ~10% of total resource required for Phase 1

18 Upstream
TELLURIAN

>100 Tcf available resources in Haynesville Upstream Sources: IHS Enerdeq; 1Derrick; investor presentations; Tellurian research. Note: (1) Estimated resources based on acreage. Driftwood Holdings plans to fund and purchase 15 Tcf Potential acquisition targets: Range of resources per target (Tcf)(1): Target size: Large Medium Small 15 15 9 9

Pipeline network Notes: (1) Included in Driftwood Holdings. (2) Currently not included in Driftwood Holdings illustrative financials (slides 7, 8, 9, 11 and 12); commercial and regulatory in progress and financial structuring under review. Pipeline network Driftwood Pipeline(1) Capacity (Bcf/d) 4.0 Cost ($ billions) $2.2 Length (miles) 96 Diameter (inches) 48 Compression (HP) 274,000 Status FERC approval pending Haynesville Global Access Pipeline(2) Capacity (Bcf/d) 2.0 Cost ($ billions) $1.4 Length (miles) 200 Diameter (inches) 42 Compression (HP) 23,000 Status Open season: 2/21/18 Permian Global Access Pipeline(2) Capacity (Bcf/d) 2.0 Cost ($ billions) $3.7 Length (miles) 625 Diameter (inches) 42 Compression (HP) 258,000 Status Open season: 3/20/18 Bringing low-cost gas to Southwest Louisiana 1 2 3 1 2 3

Business model Driftwood assets Market fundamentals Additional detail Contents

Demand pull Global LNG Demand outlook Sources: Wood Mackenzie, Tellurian Research. Notes:(1) Assumes 85% utilization rate. (2) Based on assumption that LNG demand grows at 4.5% p.a. post-2020. 127 mtpa of new liquefaction capacity required by 2025(1) mtpa Under construction In operation Demand(2) 107 mtpa

13 Bcf/d 6 1 8 1 4 U.S. natural gas needs global market access Global LNG 13 Bcf/d of incremental production; associated gas at risk of flaring without infrastructure investment Sources: EIA; ARI; Tellurian analysis. Note:(1) $1,000 per tonne average. LNG export capacity required: At least 100 mtpa: 13 Bcf/d (20 Bcf/d less ~7 under construction) ~$100 billion(1) Pipeline capacity required: Around 20 Bcf/d ~$70 billion LNG liquefaction terminal Operating/under construction Future Export capacity 20 Total estimated 2017-2025 production growth, Bcf/d Required future investment: ~$170 billion Up to 13 Bcf/d export capacity

Deeper physical liquidity from infrastructure



Bcf of LNG storage
751
902
# of LNG vessels
507
609
2017
2020



# of cargoes loaded per day
13
17
2017
2020



LNG Storage - 2017
Japan + Korea terminals: 633 Bcf
LNG vessels: 751 Bcf
North Pacific Ocean
South Pacific Ocean
South Atlantic Ocean
Ocean
Legend
LNG carrier – laden
LNG carrier – unladen

Sources: Kpler, Maran Gas, IHS, Wood Mackenzie.
Notes: LNG storage assumes half of fleet is in ballast, 2.9 Bcf capacity per vessel.
Average cargo size ~2.9 Bcf, assuming 150,000 m^3 ship.
In 2017, approximately a third of all LNG cargoes are estimated to be spot volumes.
Based on line of sight supply through 2020.

24 Global LNG
TELLURIAN

Contact us Amit Marwaha Director, Investor Relations & Finance +1 832 485 2004 amit.marwaha@tellurianinc.com Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com @TellurianLNG Contacts

2017 Additional detail

Building a low-cost global gas business

2016		2017					2018	
$60 million	$25 million	TOTAL $207 million	Merger	Bechtel, Chart, GE	Upstream acquisition LSTK	$100 million	Pipeline open seasons	Bechtel $50 million
April	**December**	**January**	**February**	**June**	**November**	**December**	**Feb/March**	**March**
Management, friends and family invest $60 million in Tellurian	GE invests $25 million in Tellurian	TOTAL invests $207 million in Tellurian	Merge with Magellan Petroleum, gaining access to public markets	Bechtel, Chart Industries and GE complete the front-end engineering and design (FEED) study for Driftwood LNG	Acquire Haynesville acreage, production and ~1.4 Tcf Execute LSTK EPC contract with Bechtel for ~$15 billion	Raise approximately $100 million public equity	Announce open seasons for Haynesville Global Access Pipeline and Permian Global Access Pipeline	Bechtel invests $50 million in Tellurian

27 Additional detail

TELLURIAN

Funding and ownership Additional detail Sources (1) ($ million) Note:(1) As of April 2018. Ownership(1) (%) $467 million 228 million shares

Driftwood vs. competitors – cost per tonne Sources:Wood Mackenzie, The World Bank, Tellurian Research. Note:(1) The World Bank bases the Logistics Performance Index (LPI) on surveys of operators to measure logistics “friendliness” in respective countries which is supplemented by quantitative data on the performance of components of the logistics chain. Capacity, mtpa 9.5 27.6 10.0 16.5 13.0 9.0 15.6 9.0 8.9 LPI global ranking(1): 3.6 4.0 2.7 2.6 3.9 3.8 3.8 3.8 3.8 Additional detail

Integrated model prevalent internationally

IOC

Shell, bp, TOTAL, Chevron, ExxonMobil

NOC

PERTAMINA, GAZPROM, BRUNEI, PETRONAS, Sinopec, CNOOC, KUFPEC, ADNOC, Statoil, Eni

Australasia

MITSUI&CO., ITOCHU, TOKYO GAS, TOHO GAS, INPEX, Oil India Limited, PTTEP, HYUNDAI, KOGAS, JERA, Kansai Electric Power, sojitz, JX Holdings, Inc., posco, SK, SAMSUNG, Marubeni CORPORATION, OSAKA GAS, KYUSHU ELECTRIC, SUMITOMO, JOGMEC, NYK LINE, MITSUBISHI, Bharat Petroleum, woodside, origin

Europe

PARTEX OIL AND GAS, gasNatural, ENGIE

Projects include:

Americas
Atlantic LNG, Peru LNG, LNG Canada

Europe
Snohvit, Yamal LNG

Mideast/Africa
Angola LNG, EG LNG, Damietta, ELNG, Yemen LNG, Mozambique LNG, Coral LNG, Oman LNG, Qalhat LNG, Qatargas I-IV, RasGas I-III, ADGAS

Australasia
APLNG, Darwin, GLNG, Gorgon, Ichthys, NWS, Pluto, Northwest Shelf, QCLNG, Wheatstone, PNG LNG, Tangguh, Brunei LNG, Donggi-Senoro, MLNG, Yamal LNG



Source: IHS.

30 Additional detail
TELLURIAN

Driftwood schedule Additional detail Note:(1) Projects under Environmental Assessment (EA), all other projects required an Environmental Impact Statement (EIS), which entails a longer review process with the FERC. Second wave First wave Months (1) (1) (1)

Key terms of EPC agreements with Bechtel Additional detail Trains 8 4 4 4 20 Storage facilities 2 0 1 0 3 Berths 1 1 1 0 3 Phase 1 Phase 2 Phase 3 Phase 4 Total 11.0 5.5 5.5 5.5 27.6 Capacity

Pipeline Network

Gillis Market Area


LOUISIANA
Gillis
Lake Charles
Eunice
Driftwood
LNG Plant
Beauregard
Allen
Acadia
Cameron
Calcasieu
Jefferson Davis
Vermilion
Evangeline
Trunkline
Columbia Gulf
Tenn Gas
ANR
KMLP
Egan HUB
TETCO
Transco
Pine Prairie
Florida Gas
Creole Trail
NGPL

Interconnects

- KMPL
- TETCO
- Trunkline
- Transco
- Tenn Gas
- CTPL
- Cameron
- FGT
- DWPL
- EGAN
- Texas Gas
- Pine Prairie
- ANR
- CGT

Proposed pipelines	
DWPL	DWPL interconnects

Permian Supply Area


Jal
Waha
OXY
Lea
Andrews
Loving
Winkler
Ector
Ward
Crane
Reeves
Pecos
Davis
El Paso
NGPL
NNG
WhiteWater
Vaquero
ETC - Comanche Trail
Oneok Westex
Atmos
Enterprise
ETC Oasis
ETC Trans Pecos
Transwestern

Interconnects

- ETC –Comanche Trail
- ETC – Trans-Pecos
- ETC – Oasis
- Vaquero
- OneOK WesTex
- OXY
- Enterprise
- Jal
- El Paso
- WhiteWater
- NGPL
- Northern Natural Gas
- TransWestern
- Atmos

Proposed pipelines	
PGAP	PGAP interconnects

Haynesville Supply Area


TEXAS
LOUISIANA
MEP
Gulf Crossing
MEP / Gulf Crossing
EMRT / Centerpoint
EGT / CenterPoint
Texas Gas
RIGS
ETC Tiger
Tiger
CenterPoint
Gulf South
Arkla
UG
TPC
Tenn Gas
Acadian
TETCO
Caddo
Bossier
Webster
Claiborne
Bienville
Red River
De Soto
Harrison
Panola
Shelby
Sabine
San Augustine
Natchitoches

Interconnects

- Crosstex
- Regency (RIGS)
- Acadian
- MEP
- Gulf Crossing
- CenterPoint
- Tellurian Production Co.
- Tenn Gas
- ETC – Tiger
- Texas Gas
- Gulf South

Proposed pipelines	
HGAP	HGAP interconnects

33 Additional detail

TELLURIAN

PGAP connects constrained gas to SWLA

Takeaway constraints in the Permian



Bcf/d
16
14
12
10
8
6
4
2
0
Permian production
West
East
Mexico
North
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Southwest Louisiana demand



Texas
Louisiana
Eunice, LA
Gillis, LA
Southwest Louisiana firm demand(1)(2) (bcf/d)
Driftwood LNG
Cameron LNG
Sabine Pass LNG
4
12
2017
2024
Gulf of Mexico

Sources: Company data, Goldman Sachs, Wells Fargo Equity Research, RBN Energy, Tellurian estimates.
Notes: (1) LNG demand based on ambient capacity.
(2) Includes Driftwood LNG, Sabine Pass LNG T1-3, Cameron LNG T1-3, SASOL, Lake Charles CCGT, G2X Big Lake Fuels, LACC – Lotte and Westlake Chemical.

34 Additional detail

Haynesville type curve comparison Comparative type curve statistics Cumulative production normalized to 7,500’(3) Source:Company investor presentations. Notes:(1) Assumes 75.00% net revenue interest (“NRI”) (8/8ths). (2) Assumes gas prices of $3.00/mcf based on NRI and returns published specific to each operator. (3) 7,500’ estimated ultimate recovery (“EUR”) = original lateral length EUR + ((7,500’-original lateral length) * 0.75 * (original lateral length EUR / original lateral length)). Peer B Peer D Peer A Peer C Tellurian Tellurian Peer A Peer B Peer C Peer D Type curve detail Area De Soto / Red River North Louisiana De Soto NLA De Soto core NLA core / blended development program Completion (lbs. / ft.) - 4,000 3,800 2,700 3,000 Single well stats           Lateral length (ft.) 6,950' 7,500' 7,500' 4,500' 9,800' Gross EUR (Bcf) 15.5 18.8 18.6 9.9 19.9 EUR per 1,000' ft. (Bcf) 2.20 2.50 2.48 2.20 2.03 Gross D&C ($ millions) $10.20 $10.20 $8.50 $7.70 $10.30 F&D ($/mcf)(1) $0.88 $0.73 $0.61 $1.04 $0.69 Type curve economics           Before-tax IRR (%)(2) 43% 60% 90%+ 54% - Additional detail